Components of Accumulated Other Comprehensive Income Included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Other Comprehensive Income (Loss) [Line Items]
Net unrealized (loss) gain on securities available-for-sale	$ (14)	$ 60
Net unrealized (loss) gain for funded status of defined benefit plan liability	(261)	25
Accumulated other comprehensive income (Loss), before taxes, total	(275)	85
Tax effect	94	(28)
Net-of-tax amount	$ (181)	$ 57